Fees Summary	Sep. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 442,179,754
Previously Paid Amount	0.00
Total Fee Amount	67,697.73
Total Offset Amount	0.00
Net Fee	$ 67,697.73